UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

May 08, 2018 (May 7, 2018)
Date of Report (Date of earliest event reported)

Pitney Bowes Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3579	06-0495050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
3001 Summer Street
Stamford, Connecticut 06926
(Address of principal executive offices)
(203) 356-5000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Act. ☐

ITEM 5.07  Submission of Matters to a Vote of Security Holders.

(a)	The Company’s Annual Meeting was held on May 7, 2018.

(b)
Each of the matters submitted to the stockholders was approved by the requisite voting power required for approval of the respective proposal. The results of the voting on the matters submitted to the stockholders are as follows:

Proposal 1 – Election of Directors
The following individuals were elected to serve as directors of the Company for a one-year term expiring at the 2019 Annual Meeting of Stockholders.

Director Nominee	Vote For	Vote Against	Abstain	Broker Non-Vote
Linda G. Alvarado	128,118,294	5,539,596	293,273	26,872,487
Anne M. Busquet	130,607,345	3,028,793	315,025	26,872,487
Roger Fradin	130,989,337	2,636,387	325,439	26,872,487
Anne Sutherland Fuchs	130,621,831	3,021,763	307,569	26,872,487
S. Douglas Hutcheson	130,925,609	2,693,867	331,687	26,872,487
Marc B. Lautenbach	130,251,624	2,748,344	951,195	26,872,487
Eduardo R. Menascé	128,688,575	4,934,390	328,198	26,872,487
Michael I. Roth	110,314,312	23,317,230	319,621	26,872,487
Linda Sanford	131,437,386	2,189,648	324,129	26,872,487
David L. Shedlarz	127,343,962	6,273,276	333,925	26,872,487
David B. Snow, Jr.	130,249,419	3,386,588	315,156	26,872,487
Proposal 2 – Ratification of the Audit Committee’s Appointment of the Independent Accountants for 2018
The appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2018 was ratified. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
155,988,580	4,357,896	477,174	0
Proposal 3 – A Non-binding Advisory Vote to Approve Executive Compensation
The advisory vote on executive compensation was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
125,328,046	7,402,950	1,220,167	26,872,487
The board of directors and the Executive Compensation Committee will consider the voting results when making future decisions regarding the executive compensation program.

Proposal 4 – Approval of the Pitney Bowes Inc. 2018 Stock Plan
The vote to approve the Pitney Bowes Inc. 2018 Stock Plan was approved. The voting results were as follows:

Vote For	Vote Against	Abstain	Broker Non-Vote
119,758,987	12,912,926	1,279,250	26,872,487

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pitney Bowes Inc.

May 8, 2018
/s/ Daniel Goldstein
Daniel Goldstein
Executive Vice President, Chief Legal Officer and Corporate Secretary